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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 27, 2002
                                                         ---------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-14671                  04-3444269
      --------                      ---------                 ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 ---------------
              (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report.)














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Item 5. Other Events.
        ------------

        On August 27, 2002, the Company announced that it had agreed to sell three of its supermarket branch offices. The sale will include the deposits in those offices as well as the transfer of physical assets and leased premises. No loans are being sold as part of the transactions. The transactions are expected to close either late in 2002 or early in 2003, subject to regulatory approval.

        The Bank also announced that it intends to move a fourth supermarket branch to a new site, where it will operate as a full-service branch location.

        The press release announcing the transactions is attached as Exhibit
99.1.

Item 7. Financial Statements and Other Exhibits.
        ---------------------------------------

        Exhibit 99.1 Press Release dated August 27, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 27, 2002                 By:/s/ Cornelius D. Mahoney
                                           ------------------------------------
                                           Cornelius D. Mahoney
                                           President, Chief Executive Officer
                                           and Chairman of the Board